THE SECURITIES  REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER
THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.



                                 PROMISSORY NOTE

                                                           Denver, Colorado
                                                           June 27, 2006

         FOR VALUE RECEIVED, Momentum Biofuels, Inc.., a Texas corporation ("Borrower"), hereby promises to pay to the order of Gus Blass II, a ("Lender"),, pursuit to the assignment of the Loan Agreement by The Elevation Fund for the Second Loan Tranche dated June 19, 2006, in lawful money of the United States at the address of Lender set forth herein, the principal amount of $250,000 (the "Loan"), together with Interest. This Promissory Note ("Note") has been executed by Borrower on the date set forth above (the "Effective Date") pursuant to the Loan Agreement entered into as of the date hereof between Lender and Borrower (the "Loan Agreement"). Capitalized terms use but not herein shall have the meanings assigned to such terms in the Loan Agreement.

     1. Interest. The Loan shall bear interest at the Interest Rate from the Effective Date and continuing until payment in full of the Loan.

     2. Maturity Date. All or any portion of the Loan, all accrued Interest thereon and all other sums due hereunder, shall be due and payable on demand by Lender on the Maturity Date. The Lender will convert all interest and principal into the Private Placement Offering the company is currently conducting at the final terms of the private placement.

     3. Secured Indebtedness. The indebtedness represented by this Note is secured pursuant to the Security Agreement dated as of Initial Loan Closing Date in favor of The Elevation Fund. The Elevation Fund hereby transfers half of the warrants it received to the Lender.

     4. Application of Payments.


          4.1. Except as otherwise expressly provided herein, payments under this Note shall be applied (i) first to the repayment of any sums incurred by Lender for the payment of any expenses in enforcing the terms of this Note, (ii) then to the payment of Interest, and (iii) then to the reduction of the Loan.

          4.2. Upon payment in full of the Loan and applicable accrued and unpaid Interest thereon, this Note shall be marked "Paid in Full" and returned to Borrower.

     5. Waiver of Notice. Borrower hereby waives diligence, notice, presentment, protest and notice of dishonor.


     6. Transfer. This Note may be transferred by Lender at any time, provided that such transfer complies with applicable securities laws.

     7. Events of Default. The occurrence of any of following events (each an "Event of Default"), not cured in any applicable cure period, shall constitute an Event of Default of Borrower:

          7.1. The failure to make when due any payment described in this Note or the Loan Agreement, whether on or after the Maturity Date, by acceleration or otherwise; and

          7.2. A breach of any representation, warranty, covenant or other provision of this Note, the Loan Agreement or the Security Agreement, which, if capable of being cured, is not cured within three days following notice thereof to the Company;

          7.3. (i) The application for the appointment of a receiver or custodian for Borrower or the property of Borrower, (ii) the entry of an order for relief or the filing of a petition by or against Borrower under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against Borrower, or (iv) the insolvency of Borrower.

         Upon the occurrence of any Event of Default that is not cured within any applicable cure period, if any, Lender may elect, by written notice delivered to Borrower, to take at any time any or all of the following actions:
(i) declare this Note to be forthwith due and payable, whereupon the entire unpaid Loan, together with all accrued and unpaid Interest thereon, and all other cash obligations hereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein to the contrary notwithstanding, and (ii) exercise any and all other remedies provided hereunder or available at law or in equity.

     8. Miscellaneous.

          8.1. Successors and Assigns. Subject to the exceptions specifically set forth in this Note, the terms and conditions of this Note shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

          8.2. Loss or Mutilation of Note. Upon receipt by Borrower of evidence satisfactory to Borrower of the loss, theft, destruction or mutilation of this Note, together with indemnity reasonably satisfactory to Borrower, in the case of loss, theft or destruction, or the surrender and cancellation of this Note, in the case of mutilation, Borrower shall execute and deliver to Lender a new promissory note of like tenor and denomination as this Note.

          8.3. Notices. Any notice, demand, offer, request or other communication required or permitted to be given pursuant to the terms of this Note shall be in writing and shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service, or (v) four days after being deposited in the U.S. mail, First Class with postage prepaid, and addressed to the recipient at the addresses set forth below unless another address is provided to the other party in writing:

                  If to Borrower, to:

                  Momentum Biofuels, Inc.
                  3027 Marina Bay Dr.
                  Suite 105
                  League City, TX 77573
                  Attn:    Charles T. Phillips
                  Fax:     (281) 535-1346

                  with a copy to:

                  Michael A. Littman Attorney at Law
                  7609 Ralston Road
                  Arvada, CO  80002
                  Attn:    Mike Littman
                  Fax:     (303) 431-1567

                  if to the Lender, to:

                  Gus Blass II
                  Centre Place
                  Suite 800
                  Little Rock, Arkansas
                  Tel:     (501) 372-5171

     8.4 Governing Law. This Note shall be governed in all respects by the laws of the State of Colorado as applied to agreements entered into and performed entirely within the State of Colorado by residents thereof, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

     8.5 Waiver and Amendment. Any term of this Note may be amended, waived or modified only with the written consent of Borrower and Lender.

     8.6 Remedies; Costs of Collection; Attorneys' Fees. No delay or omission by Lender in exercising any of its rights, remedies, powers or privileges hereunder or at law or in equity and no course of dealing between Lender and the undersigned or any other person shall be deemed a waiver by Lender of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by Lender or the exercise of any other right, remedy, power or privilege by Lender. The rights and remedies of Lender described herein shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity. If an Event of Default occurs, Borrower agrees to pay, in addition to the Loan and Interest payable thereon, reasonable attorneys' fees and any other reasonable costs incurred by Lender in connection with its pursuit of its remedies under this Note.

                                    * * * * *

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed on the Effective Date.


                                                     BORROWER:

                                                     MOMENTUM BIOFUELS, INC.



                                                     By:/s/Charles T. Phillips
                                                         Charles T. Phillips
                                                         Chief Executive Officer